Waddell & Reed Advisors
                           Vanguard
                           Fund, Inc.

                           ANNUAL
                           REPORT
                           --------------------------------------------
                           For the fiscal year ended September 30, 2000

                CONTENTS

                3     Manager's Letter

                6     Performance Summary

                8     Portfolio Highlights

                9     Investments

               11     Statement of Assets and Liabilities

               12     Statement of Operations

               13     Statement of Changes in Net Assets

               14     Financial Highlights

               18     Notes to Financial statements

               24     Independent Auditors' Report

               25     Income Tax Information

               26     Directors & Officers










       This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Vanguard Fund, Inc. current prospectus and current Fund performance information.

       MANAGER'S LETTER OF VANGUARD FUND
       -----------------------------------------------------------------
       SEPTEMBER 30, 2000


       Dear Shareholder:

       This report relates to the operation of Waddell & Reed Advisors Vanguard Fund, Inc. for the fiscal year ended September 30, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

       The large cap growth market continues to be characterized by much uncertainty, admittedly more than we were expecting at this point. We have definitely seen the inflection point in economic growth that we had been expecting earlier in the year. While we were expecting a slowdown to a more sustainable rate of growth, the speed at which the economy seems to be decelerating is starting to generate concern. The faster the economy slows, we believe the harder it will become to generate suitable earnings growth rates for most companies. Nine years into an economic expansion, we believe it is becoming virtually impossible to increase profitability levels through cost reduction efforts. Simply put, it seems that superior stock performance is now principally a function of sales growth. Going forward in a slowing economy, we believe achieving this performance will be unusually difficult. In fact, many companies are already reporting profit compression problems, which are in turn affecting stock prices. If slow sales growth rates aren't enough to worry about, energy and currency prices are now exacerbating an already difficult environment.

       Since 1998, the Fund has maintained an outsized position in technology stocks. This sector's superior growth and profitability prospects have resulted in outstanding performance recently. Going forward with the economy slowing, we believe that technology companies, which are very cyclical, should have similar problems to those reported throughout the rest of the market. Given this scenario, we have partially reallocated our technology companies in favor of those companies less exposed to economic growth. Industries such as semiconductors have been de-emphasized, but still are represented in the portfolio. Storage systems, through our exposure to EMC, will likely continue to be heavily emphasized. We are still very positive about the outlook for most tech companies, as their sales growth rates, relative to the rest of the economy, may accelerate in the future. Pharmaceutical companies, as well as other health care stocks, also carry a large weight in the portfolio relative to the recent past.

       The strategies and techniques employed during the fiscal year resulted in the Fund significantly outperforming the indices charted on the following page. Waddell & Reed Advisors Vanguard Fund returned 42.23 percent for the fiscal year, compared with the Lipper Large-Cap Growth Funds Universe Average annual return of 30.33 percent (which reflects the performance of the universe of funds with similar investment objectives), and the S&P 500 annual return of 13.25 percent (which reflects the performance of securities that generally represent the stock market). The Lipper category assigned to the Fund has changed from last year's report. This change is a result of Lipper's new fund classification system.

       We expect more uncertainty in the future and possibly even elevated levels of stock market volatility late into the year. However, our efforts to find large cap companies that possess sustainable competitive advantages continue regardless of short-term market movements. Our major holdings currently include EMC, Oracle, Harley Davidson, Pfizer, Siebel Systems and Fannie Mae. Currency values globally have shown more turmoil recently, as energy prices continue to rise, which should continue to put pressure on earnings for many companies.

       In closing, I would like to thank you for your investment, your continued confidence and your support of Waddell & Reed Advisors Vanguard Fund.


       Sincerely,



       Daniel P. Becker
       Manager, Waddell & Reed Advisors Vanguard Fund, Inc.

           Comparison of Change in Value of $10,000 Investment
       ==== Waddell & Reed Advisors Vanguard Fund, Inc., Class A Shares* -- $56,459
       ++++  Standard & Poor's 500 Composite Stock Index  -- $59,115
       ----  Lipper Growth Fund Universe Average -- $67,652

                                                      Lipper
                                                      Large-
                              Waddell                    Cap
                              & Reed Standard         Growth
                              Vanguard& Poor's         Funds
                              Fund,       500       Universe
                              Inc.      Index        Average
                              ------------------  ----------
            09/30/90        $ 9,425   $10,000        $10,000
            09/30/91         12,336    13,117         13,878
            09/30/92         12,264    14,567         14,888
            09/30/93         14,517    16,460         17,477
            09/30/94         16,239    17,067         17,562
            09/30/95         20,594    22,144         22,619
            09/30/96         21,334    26,646         26,377
            09/30/97         26,369    37,436         34,989
            09/30/98         27,362    40,844         37,449
            09/30/99         37,414    52,202         51,674
            09/30/00         56,459    59,115         67,652

       *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

       Average Annual Total Return+
                           Class A    Class B   Class C   Class Y
                       ----------------------------------------------
       Year Ended
          9-30-00          42.23%     ---       ---       51.21%
       5 Years Ended
          9-30-00          20.91%     ---       ---       22.60%
       10 Years Ended
          9-30-00          18.90%     ---       ---       ---
       Since inception of
          Class++ through
          9-30-00          ---        39.64%    43.64%    22.06%

        +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++10-4-99 for Class B shares and Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

       Past performance is not predictive of future performance. Indexes are unmanaged.

       SHAREHOLDER SUMMARY
       --------------------------------------------------------------
       Waddell & Reed Advisors Vanguard Fund, Inc.

       PORTFOLIO STRATEGY:
       Common stock of companies        GOAL:  To seek the appreciation of
       thought to have superior                capital.
       prospects for growth and/or
       other unique investment      STRATEGY:  Invests primarily in a
       characteristics                         diversified portfolio of
                                               common stocks issued by large
                                               to medium sized U.S. and
                                               foreign companies believed to
                                               have appreciation
                                               possibilities.  Invests
                                               typically in growth stocks,
                                               but also invests in value
                                               stocks to provide a blend of
                                               value and growth potential.
                                               Value stocks are those
                                               currently selling below their
                                               true worth while growth stocks
                                               are those whose earnings are
                                               likely to grow faster than the
                                               economy.

                                     FOUNDED:  1969

                SCHEDULED DIVIDEND FREQUENCY:  SEMIANNUALLY (June and
                                               December)




       PERFORMANCE SUMMARY -- Class A Shares

                 PER SHARE DATA
       For the Fiscal Year Ended September 30, 2000
       --------------------------------------------
       CAPITAL GAINS DISTRIBUTION      $ 0.87
                                        =====

       NET ASSET VALUE ON
          3-31-00 $14.17 adjusted to:  $15.04(A)
          9-30-99                       10.11
                                       ------
       CHANGE PER SHARE                $ 4.93
                                       ======

       (A)This number includes the capital gains distribution of $0.87 paid in December 1999 added to the actual net asset value on September 30, 2000.


       Past performance is not necessarily indicative of future results.

                             AVERAGE ANNUAL TOTAL RETURN (1)
                                 Class A                     Class B
                         -----------------------    -----------------------*
                              With      Without        With         Without
       Period            Sales Load(2)Sales Load(3)   CDSC(4)       CDSC(5)
       ------            ----------   ----------    -----------    ----------
        1-year period
          ended 9-30-00    42.23%       50.91%           ---           ---
        5-year period
          ended 9-30-00    20.91%       22.35%           ---           ---
       10-year period
          ended 9-30-00    18.90%       19.60%           ---           ---
       Cumulative return
          since inception
          of Class (6)       ---         ---            39.64%        44.64%

       (1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
       (2)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
       (3)Performance data does not take into account the sales load deducted on an initial purchase.
       (4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
       (5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
       (6)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).


                           AVERAGE ANNUAL TOTAL RETURN (1)
                                 Class C               Class Y(2)
                         -----------------------       ----------
                              With      Without
       Period               CDSC (3)     CDSC (4)
       ------            ----------   ----------
        1-year period
          ended 9-30-00      ---         ---            51.21%
        5-year period
          ended 9-30-00      ---         ---            22.60%
       10-year period
          ended 9-30-00      ---         ---             ---
       Cumulative return
          since inception
          of Class (5)     43.64%       44.64%           ---
       Since inception
          of Class (5)       ---         ---            22.06%

       (1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
       (2)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
       (3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
       (4)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
       (5)10-4-99 for Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

       The recent growth rate and volatility in the stock market has helped produce short-term returns that may not be typical and may not continue in the future.

       PORTFOLIO HIGHLIGHTS

       On September 30, 2000, Waddell & Reed Advisors Vanguard Fund, Inc. had net assets totaling $3,048,925,240 invested in a diversified portfolio of:

          97.92%   Common Stocks
           2.08%   Cash and Cash Equivalents

       As a shareholder of Waddell & Reed Advisors Vanguard Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

         $59.78 Manufacturing Stocks
          20.83 Services Stocks
           6.22 Finance, Insurance and Real Estate Stocks
           5.73 Wholesale and Retail Trade Stocks
           4.42 Mining Stocks
           2.08 Cash and Cash Equivalents
           0.94 Transportation, Communication, Electric and Sanitary Services Stocks

       THE INVESTMENTS OF
       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       SEPTEMBER 30, 2000

                                                      Shares       Value

       COMMON STOCKS
       Building Materials and Garden Supplies - 1.18%
         Home Depot, Inc. (The) ..................   676,200   $35,880,863

       Business Services - 19.18%
         Brocade Communications Systems, Inc.* ...   173,400    40,949,494
         CheckFree Holdings Corporation* .........   802,600    33,633,956
         Intuit Inc.* ............................   261,300    14,902,266
         Microsoft Corporation* .................. 1,153,300    69,558,406
         Oracle Corporation* ..................... 2,490,000   196,087,500
         Rational Software Corporation* ..........   634,100    44,010,503
         Siebel Systems, Inc.* ................... 1,407,600   156,639,487
         Veritas Software Corp.* .................   205,000    29,154,844
          Total  .................................             584,936,456

       Chemicals and Allied Products - 18.51%
         Forest Laboratories, Inc.* ..............   995,900   114,217,281
         Johnson & Johnson .......................   200,000    18,787,500
         Pfizer Inc. ............................. 4,525,325   203,356,792
         Pharmacia Corporation ...................   869,400    52,327,013
         Schering-Plough Corporation ............. 1,765,600    82,100,400
         Smith International, Inc.* .............. 1,146,300    93,495,094
          Total  .................................             564,284,080

       Communication - 0.94%
         Nextel Communications, Inc.* ............   611,100    28,588,022

       Depository Institutions - 1.26%
         Citigroup Inc. ..........................   712,500    38,519,531

       Electronic and Other Electric Equipment - 17.19%
         ADC Telecommunications, Inc.* ........... 2,649,400    70,954,244
         JDS Uniphase Corporation* ...............   461,200    43,655,463
         Maxim Integrated Products, Inc.* ........   448,000    36,022,000
         McData Corporation* .....................   450,700    55,393,847
         Nokia Corporation, Series A, ADR (A).....   734,400    29,238,667
         Nortel Networks Corporation ............. 1,494,400    89,010,200
         Rambus Inc.* ............................   200,000    15,781,250
         TyCom Ltd.* .............................    98,300     3,772,262
         Xilinx, Inc.* ........................... 2,103,600   180,252,225
          Total  .................................             524,080,158

       General Merchandise Stores - 4.55%
         Kohl's Corporation* ..................... 2,074,000   119,643,875
         Wal-Mart Stores, Inc. ...................   394,000    18,961,250
          Total  .................................             138,605,125

       Health Services - 0.70%
         Health Management Associates, Inc.,
          Class A*  .............................. 1,025,000    21,332,813

                  See Notes to Schedule of Investments on page 10.

       THE INVESTMENTS OF
       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       SEPTEMBER 30, 2000

                                                      Shares       Value

       COMMON STOCKS (Continued)
       Industrial Machinery and Equipment - 17.14%
         Applied Materials, Inc.* ................   496,700   $29,429,475
         Cisco Systems, Inc.* .................... 2,052,800   113,417,200
         Cooper Cameron Corporation* ............. 1,181,300    87,047,044
         EMC Corporation* ........................ 2,646,000   262,284,750
         Sun Microsystems, Inc.* .................   259,200    30,447,900
          Total  .................................             522,626,369

       Instruments and Related Products - 3.00%
         Guidant Corporation* ....................   504,000    35,626,500
         Medtronic, Inc. ......................... 1,078,800    55,895,325
          Total  .................................              91,521,825

       Insurance Carriers - 0.20%
         MGIC Investment Corporation .............    99,700     6,094,162

       Motion Pictures - 0.94%
         Time Warner Incorporated ................   368,300    28,819,475

       Nondepository Institutions - 4.76%
         Fannie Mae .............................. 1,120,300    80,101,450
         Freddie Mac ............................. 1,201,300    64,945,281
          Total  .................................             145,046,731

       Oil and Gas Extraction - 4.42%
         BJ Services Company* ....................   819,100    50,067,487
         Schlumberger Limited .................... 1,030,000    84,781,875
          Total  .................................             134,849,362

       Transportation Equipment - 3.95%
         Harley-Davidson, Inc. ................... 2,515,400   120,424,775

       TOTAL COMMON STOCKS - 97.92%                         $2,985,609,747
         (Cost: $1,679,280,553)

       TOTAL SHORT-TERM SECURITIES - 2.32%                  $   70,701,279
         (Cost: $70,701,279)

       TOTAL INVESTMENT SECURITIES - 100.24%                $3,056,311,026
         (Cost: $1,749,981,832)

       LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.24%)      (7,385,786)

       NET ASSETS - 100.00%                                 $3,048,925,240


                  See Notes to Schedule of Investments on page 10.

       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       SEPTEMBER 30, 2000


       Notes to Schedule of Investments
       *No income dividends were paid during the preceding 12 months.

       (A)As of September 30, 2000, the following written call options were outstanding (See Note 6 to financial statements):

                                Contracts
            Underlying          Subject   Expiration Month/Premium    Market
            Security            to Call   Exercise Price  Received     Price
       ---------------          ------------------------  --------    ------
       Nokia Corporation,
         Series A, ADR            19,500    October/75  $2,681,250$2,559,375

       See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

       See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       STATEMENT OF ASSETS AND LIABILITIES
       SEPTEMBER 30, 2000
       (In Thousands, Except for Per Share Amounts)

       Assets
         Investment securities -- at value
          (Notes 1 and 3)  .................................    $3,056,311
         Receivables:
          Investment securities sold .......................        16,883
          Fund shares sold  ................................         3,406
          Dividends and interest  ..........................         1,255
         Prepaid insurance premium .........................            50
                                                                ----------
            Total assets ...................................     3,077,905
                                                                ----------
       Liabilities
         Payable for investment securities purchased........        21,131
         Payable to Fund shareholders ......................         6,580
         Accrued service fee (Note 2) ......................           553
         Accrued transfer agency and dividend
          disbursing (Note 2)  .............................           332
         Outstanding call options at market (Note 6) .......           122
         Accrued management fee (Note 2) ...................           107
         Accrued distribution fee (Note 2) .................            72
         Due to custodian...................................            18
         Accrued accounting services fee (Note 2) ..........            10
         Other .............................................            55
                                                                ----------
            Total liabilities ..............................        28,980
                                                                ----------
             Total net assets  .............................    $3,048,925
                                                                ==========

       Net Assets
         $1.00 par value capital stock
          Capital stock  ...................................      $215,264
          Additional paid-in capital  ......................     1,197,812
         Accumulated undistributed income (loss):
          Accumulated undistributed net investment loss  ...            (5)
          Accumulated undistributed net realized gain on
            investment transactions ........................       326,966
          Net unrealized appreciation in value of
            investments ....................................     1,306,329
          Net unrealized appreciation in value of
            call options written ...........................         2,559
                                                                ----------
            Net assets applicable to outstanding
             units of capital  .............................    $3,048,925
                                                                ==========
       Net asset value per share (net assets divided
         by shares outstanding)
         Class A ...........................................        $14.17
         Class B............................................        $14.01
         Class C............................................        $14.01
         Class Y ...........................................        $14.23
       Capital shares outstanding
         Class A ...........................................       210,267
         Class B............................................         3,002
         Class C............................................           553
         Class Y ...........................................         1,442
       Capital shares authorized  ..........................       600,000
                         See notes to financial statements.

       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       STATEMENT OF OPERATIONS
       For the Fiscal Year Ended SEPTEMBER 30, 2000
       (In Thousands)
       Investment Loss
         Income (Note 1B):
          Dividends (net of foreign withholding taxes of $64)   $   11,716
          Interest and amortization  .......................         3,575
                                                                ----------
            Total income ...................................        15,291
                                                                ----------
         Expenses (Note 2):
          Investment management fee  .......................        17,985
          Service fee:
            Class A.........................................         5,944
            Class B.........................................            48
            Class C.........................................             8
          Transfer agency and dividend disbursing:
            Class A.........................................         3,480
            Class B.........................................            87
            Class C.........................................            16
          Distribution fee:
            Class A.........................................           352
            Class B.........................................           143
            Class C.........................................            26
          Accounting services fee  .........................           101
          Custodian fees  ..................................            98
          Shareholder servicing - Class Y  .................            27
          Legal fees  ......................................            25
          Audit fees  ......................................            21
          Other  ...........................................           353
                                                                ----------
            Total expenses .................................        28,714
                                                                ----------
             Net investment loss  ..........................       (13,423)
                                                                ----------
       Realized and Unrealized Gain (Loss) on
         Investments (Notes 1 and 3)
         Realized net gain on securities ...................       333,545
         Realized net loss on put options...................        (1,920)
         Realized net gain on call options..................           731
                                                                ----------
            Realized net gain on investments................       332,356
                                                                ----------
         Unrealized appreciation in value of investments
          during the period  ...............................       671,300
         Unrealized appreciation in value of call
          options written during the period ................         2,560
                                                                ----------
          Unrealized appreciation in value of investments
            during the period...............................       673,860
                                                                ----------
            Net gain on investments ........................     1,006,216
                                                                ----------
             Net increase in net assets resulting
               from operations .............................      $992,793
                                                                ==========
                         See notes to financial statements.
       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       STATEMENT OF CHANGES IN NET ASSETS
       (In Thousands)
                                                   For the fiscal year
                                                   ended September 30,
                                             -----------------------------
                                                    2000         1999
       Increase in Net Assets                   ------------------------
         Operations:
          Net investment loss  ..............      $ (13,423)  $    (4,023)
          Realized net gain on investments  .        332,356       168,569
          Unrealized appreciation  ..........        673,860       354,100
                                                  ----------    ----------
            Net increase in net assets
             resulting from operations  .....        992,793       518,646
                                                  ----------    ----------
         Distributions to shareholders from (Note 1E):*
          Net investment income:
            Class A .........................            ---        (1,908)
            Class B .........................            ---           ---
            Class C .........................            ---           ---
            Class Y .........................            ---           (19)
          Realized gains on securities
            transactions:
            Class A .........................       (166,703)      (21,925)
            Class B .........................           (343)          ---
            Class C .........................            (57)          ---
            Class Y .........................         (1,037)          (73)
                                                  ----------    ----------
                                                    (168,140)      (23,925)
         Capital share transactions               ----------    ----------
          (Note 5)  .........................        288,750         9,703
                                                  ----------    ----------
             Total increase  ................      1,113,403       504,424
       Net Assets
         Beginning of period ................      1,935,522     1,431,098
                                                  ----------    ----------
         End of period.......................     $3,048,925    $1,935,522
                                                 ==========     ==========
          Undistributed net investment loss              $(5)         $---
                                                         ===          ====

                    *See "Financial Highlights" on pages 14 - 17.
                         See notes to financial statements.

       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class A Shares
       For a Share of Capital Stock Outstanding
       Throughout Each Period:
                                         For the fiscal year ended
                                                September 30,
                                    ------------------------------------
                                      2000    1999   1998    1997   1996
                                    ------  ------ ------  ------ ------
       Net asset value,
         beginning of period        $10.11  $ 7.50  $9.11   $8.77  $8.97
                                    ------  ------  -----   -----  -----
       Income from investment
         operations:
         Net investment
          income (loss) ...          (0.07)  (0.02)  0.01    0.07   0.03
         Net realized and
          unrealized gain
          on investments  .           5.00    2.75   0.19    1.69   0.26
                                    ------  ------  -----   -----  -----
       Total from investment
         operations .......           4.93    2.73   0.20    1.76   0.29
                                    ------  ------  -----   -----  -----
       Less distributions:
         From net investment
          income  .........          (0.00)  (0.01) (0.04)  (0.06) (0.04)
         From capital gains          (0.87)  (0.11) (1.77)  (1.36) (0.45)
                                    ------  ------  -----   -----  -----
       Total distributions           (0.87)  (0.12) (1.81)  (1.42) (0.49)
                                    ------  ------  -----   -----  -----
       Net asset value,
         end of period ....         $14.17  $10.11  $7.50   $9.11  $8.77
                                    ======  ======  =====   =====  =====
       Total return*  .....          50.91%  36.74%  3.76%  23.60%  3.59%
       Net assets, end of
         period (in
         millions) ........         $2,979  $1,924 $1,426  $1,478 $1,291
       Ratio of expenses
         to average net
         assets ...........           1.04%   1.13%  1.10%   1.09%  1.09%
       Ratio of net
         investment income (loss)
         to average net
         assets ...........          -0.48%  -0.22%  0.13%   0.86%  0.36%
       Portfolio
         turnover rate ....          63.78%  83.67% 90.51% 139.14% 57.10%

        *Total return calculated without taking into account the sales load deducted on an initial purchase.

                         See notes to financial statements.

       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class B Shares
       For a Share of Capital Stock Outstanding
       Throughout The Period:

                                   For the
                                    period
                                      from
                                  10/4/99*
                                   through
                                   9/30/00
                                   -------
       Net asset value,
         beginning of period        $10.43
                                    -----
       Income from investment
         operations:
         Net investment loss         (0.03)
         Net realized and
          unrealized gain
          on investments  .           4.48
                                    -----
       Total from investment
         operations .......           4.45
                                    -----
       Less distributions:
         From net investment
          income  .........          (0.00)
         From capital gains          (0.87)
                                    -----
       Total distributions           (0.87)
                                    -----
       Net asset value,
         end of period ....         $14.01
                                    =====
       Total return  ......          44.64%
       Net assets, end of
         period (in
         millions) ........            $42
       Ratio of expenses to
         average net assets           2.14%**
       Ratio of net investment
         loss to average
         net assets .......          -1.49%**
       Portfolio turnover
         rate .............          63.78%***

         *Commencement of operations.
        **Annualized.
       ***For the fiscal year ended September 30, 2000.


                         See notes to financial statements.

       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class C Shares
       For a Share of Capital Stock Outstanding
       Throughout The Period:

                                   For the
                                    period
                                      from
                                  10/4/99*
                                   through
                                   9/30/00
                                   -------
       Net asset value,
         beginning of period        $10.43
                                    -----
       Income from investment
         operations:
         Net investment loss         (0.03)
         Net realized and
          unrealized gain
          on investments  .           4.48
                                    -----
       Total from investment
         operations .......           4.45
                                    -----
       Less distributions:
         From net investment
          income  .........          (0.00)
         From capital gains          (0.87)
                                    -----
       Total distributions           (0.87)
                                    -----
       Net asset value,
         end of period ....         $14.01
                                    =====
       Total return  ......          44.64%
       Net assets, end of
         period (in
         millions) ........             $8
       Ratio of expenses to
         average net assets           2.14%**
       Ratio of net investment
         loss to average
         net assets .......          -1.49%**
       Portfolio turnover
         rate .............          63.78%***

         *Commencement of operations.
        **Annualized.
       ***For the fiscal year ended September 30, 2000.

                         See notes to financial statements.

       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       FINANCIAL HIGHLIGHTS
       Class Y Shares
       For a Share of Capital Stock Outstanding
       Throughout Each Period:

                                         For the fiscal year ended
                                                September 30,
                                   --------------------------------------
                                     2000    1999   1998    1997   1996
                                   -------  ------ ------  ------ ------
       Net asset value,
         beginning of period        $10.13  $ 7.52  $9.12   $8.78  $8.97
                                    ------  ------  -----   -----  -----
       Income from investment
         operations:
         Net investment
          income (loss)  ..          (0.05)  (0.00)  0.03    0.09   0.07
         Net realized and
          unrealized gain
          on
          investments .....           5.02    2.75   0.19    1.69   0.24
                                    ------  ------  -----   -----  -----
       Total from investment
         operations........           4.97    2.75   0.22    1.78   0.31
                                    ------  ------  -----   -----  -----
       Less distributions:
         From net investment
          income ..........          (0.00)  (0.03) (0.05)  (0.08) (0.05)
         From capital gains          (0.87)  (0.11) (1.77)  (1.36) (0.45)
                                    ------  ------  -----   -----  -----
       Total distributions           (0.87)  (0.14) (1.82)  (1.44) (0.50)
                                    ------  ------  -----   -----  -----
       Net asset value,
         end of period.....         $14.23  $10.13  $7.52   $9.12  $8.78
                                    ======  ======  =====   =====  =====
       Total return  ......          51.21%  36.94%  4.02%  23.87%  3.80%
       Net assets, end of
         period (in
         millions) ........            $20     $12     $5      $5     $4
       Ratio of expenses
         to average
         net assets .......           0.82%   0.90%  0.91%   0.90%  0.91%
       Ratio of net investment
         income (loss) to average
         net assets........          -0.26%  -0.02%  0.33%   1.05%  0.69%
       Portfolio
         turnover rate.....          63.78%  83.67% 90.51% 139.14% 57.10%


                         See notes to financial statements.

       WADDELL & REED ADVISORS VANGUARD FUND, INC.
       NOTES TO FINANCIAL STATEMENTS
       SEPTEMBER 30, 2000

       NOTE 1 -- Significant Accounting Policies

            Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund"), formerly United Vanguard Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

       A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

       B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

       C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

       D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

       E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2000, $13,420,461 was reclassified between additional paid-in capital and accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.


            The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

       NOTE 2 -- Investment Management and Payments to Affiliated Persons

            The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of .70% of net assets up to $1 billion, .65% of net assets over $1 billion up to $2 billion, .60% of net assets over $2 billion up to $3 billion and .55% over $3 billion. The Fund accrues and pays the fee daily.

            Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

            The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee
                         Average
                      Net Asset Level           Annual Fee
                 (all dollars in millions) Rate for Each Level
                 ------------------------- -------------------
                   From $    0 to $   10         $      0
                   From $   10 to $   25         $ 11,000
                   From $   25 to $   50         $ 22,000
                   From $   50 to $  100         $ 33,000
                   From $  100 to $  200         $ 44,000
                   From $  200 to $  350         $ 55,000
                   From $  350 to $  550         $ 66,000
                   From $  550 to $  750         $ 77,000
                   From $  750 to $1,000         $ 93,500
                        $1,000 and Over          $110,000

       In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

       Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                               Accounting Services Fee
                         Average
                      Net Asset Level           Annual Fee
                 (all dollars in millions) Rate for Each Level
                 ------------------------- -------------------
                   From $    0 to $   10         $      0
                   From $   10 to $   25         $ 10,000
                   From $   25 to $   50         $ 20,000
                   From $   50 to $  100         $ 30,000
                   From $  100 to $  200         $ 40,000
                   From $  200 to $  350         $ 50,000
                   From $  350 to $  550         $ 60,000
                   From $  550 to $  750         $ 70,000
                   From $  750 to $1,000         $ 85,000
                        $1,000 and Over          $100,000

            For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3625 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

            Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

            As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $7,454,586. During the period ended September 30, 2000, W&R received $22,073 and $3,036 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $5,221,627 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

            Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

            Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

            The Fund paid Directors' fees of $82,571, which are included in other expenses.

            W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

       NOTE 3 -- Investment Security Transactions

            Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $1,819,135,927 while proceeds from maturities and sales aggregated $1,700,476,410. Purchases of options aggregated $5,622,500 while proceeds from options aggregated $7,114,400. Purchases of short-term securities aggregated $2,436,169,876, while proceeds from maturities and sales aggregated $2,442,744,048. No U.S. Government securities were purchased or sold during the period ended September 30, 2000.

            For Federal income tax purposes, cost of investments owned at September 30, 2000 was $1,751,284,630, resulting in net unrealized appreciation of $1,305,026,396, of which $1,344,929,044 related to appreciated securities and $39,902,648 related to depreciated securities.

       NOTE 4 -- Federal Income Tax Matters

            For Federal income tax purposes, the Fund realized capital gain net income of $330,571,326 during its fiscal year ended September 30, 2000, of which a portion was paid to shareholders during the period ended September 30, 2000. Remaining capital gain net income will be distributed to the Fund's shareholders.

       NOTE 5 -- Multiclass Operations

            The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

            Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

            Transactions in capital stock are summarized below. Amounts are in thousands.

                                    For the fiscal
                                year ended September 30,
                                ------------------------
                                     2000          1999
                                ----------    ----------
       Shares issued from sale of shares:
         Class A ............       40,923        44,094
         Class B.............        3,141           ---
         Class C.............          601           ---
         Class Y ............          789           886
       Shares issued from reinvestment of
         dividends and/or capital gains
         distribution:
         Class A ............       14,266         2,675
         Class B.............           30           ---
         Class C.............            5           ---
         Class Y ............           59            11
       Shares redeemed:
         Class A ............      (35,178)      (46,621)
         Class B.............         (169)          ---
         Class C.............          (53)          ---
         Class Y ............         (528)         (402)
                                    ------        ------
       Increase in outstanding capital
         shares..............       23,886           643
                                    ======        ======
       Value issued from sale of shares:
         Class A ............     $544,210      $423,994
         Class B.............       41,800           ---
         Class C.............        8,068           ---
         Class Y ............       10,414         8,651
       Value issued from reinvestment of
         dividends and/or capital gains
         distribution:
         Class A ............      162,065        23,248
         Class B.............          343           ---
         Class C.............           57           ---
         Class Y ............          673            92
       Value redeemed:
         Class A ............     (468,905)     (442,540)
         Class B.............       (2,345)          ---
         Class C.............         (728)          ---
         Class Y ............       (6,902)       (3,742)
                                  --------      --------
       Increase in outstanding
         capital ............     $288,750      $  9,703
                                  ========      ========

       NOTE 6 -- Options

            Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

            When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded, or in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

            Transactions in call options written were as follows:

                                      Number of       Premiums
                                      Contracts       Received
                                      ---------       --------
            Outstanding at
              September 30, 1999            ---     $      ---
            Options written              26,500      3,575,050
            Options terminated
              in closing purchase
              transactions               (6,500)      (893,750)
            Options exercised               ---            ---
            Options expired                 ---            ---
                                          -----      ---------
            Outstanding at
              September 30, 2000         19,500     $2,681,250
                                          =====      =========

       INDEPENDENT AUDITORS' REPORT

       The Board of Directors and Shareholders,
       Waddell & Reed Advisors Vanguard Fund, Inc.:


       We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Vanguard Fund, Inc., formerly United Vanguard Fund, Inc. (the "Fund") as of September 30, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Vanguard Fund, Inc. as of September 30, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




       Deloitte & Touche LLP
       Kansas City, Missouri
       November 3, 2000

       INCOME TAX INFORMATION

       The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                                        PER-SHARE AMOUNTS REPORTABLE AS:
                 -------------------------------------------------------
                            For Individuals             For Corporations
                      -------------------------------------------------------
          Record         Ordinary Long-Term               Non- Long-Term
            Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
       -----------  -------------  ---------------------------------------
                                 Class A, B, C and Y
        12-15-99  $0.8710 $0.0314   $0.8396     $---   $0.0314   $0.8396
                  ======= =======   =======  =======   =======   =======

       CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

       The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

       Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

       DIRECTORS
       Keith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
       John A. Dillingham, Kansas City, Missouri
       David P. Gardner, San Mateo, California
       Linda K. Graves, Topeka, Kansas
       Joseph Harroz, Jr., Norman, Oklahoma
       John F. Hayes, Hutchinson, Kansas
       Robert L. Hechler, Overland Park, Kansas
       Henry J. Herrmann, Overland Park, Kansas
       Glendon E. Johnson, Miami, Florida
       William T. Morgan, Coronado, California
       Ronald C. Reimer, Mission Hills, Kansas
       Frank J. Ross, Jr., Kansas City, Missouri
       Eleanor B. Schwartz, Kansas City, Missouri
       Frederick Vogel III, Milwaukee, Wisconsin


       OFFICERS
       Robert L. Hechler, President
       Daniel P. Becker, Vice President
       Henry J. Herrmann, Vice President
       Theodore W. Howard, Vice President and Treasurer
       Kristen A. Richards, Vice President and Secretary
       Daniel C. Schulte, Vice President



       To all traditional IRA Planholders:

       As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

       The Waddell & Reed Advisors Group of Mutual Funds

       Waddell & Reed Advisors Accumulative Fund
       Waddell & Reed Advisors Asset Strategy Fund, Inc. Waddell & Reed Advisors Bond Fund
       Waddell & Reed Advisors Cash Management, Inc.
       Waddell & Reed Advisors Continental Income Fund, Inc. Waddell & Reed Advisors Core Investment Fund
       Waddell & Reed Advisors Global Bond Fund, Inc.
       Waddell & Reed Advisors Government Securities Fund, Inc. Waddell & Reed Advisors High Income Fund, Inc.
       Waddell & Reed Advisors International Growth Fund, Inc. Waddell & Reed Advisors Municipal Bond Fund, Inc. Waddell & Reed Advisors Municipal High Income Fund, Inc. Waddell & Reed Advisors New Concepts Fund, Inc.
       Waddell & Reed Advisors Retirement Shares, Inc.
       Waddell & Reed Advisors Science and Technology Fund Waddell & Reed Advisors Small Cap Fund, Inc.
       Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. Waddell & Reed Advisors Vanguard Fund, Inc.












       FOR MORE INFORMATION:
       Contact your representative, or your
       local office as listed on your
       Account Statement, or contact:
         WADDELL & REED
         CUSTOMER SERVICE
         6300 Lamar Avenue
         P.O. Box 29217
         Shawnee Mission, KS  66201-9217
         (888)-WADDELL
         (888)-923-3355

       Our INTERNET address is:
         http://www.waddell.com

       NUR1005A(9-00)

       For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.